Exhibit 10.5

AMENDED AND RESTATED PLEDGE AGREEMENT

THIS AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of May 14, 2015 (this “Agreement”), is made and given by WINMARK CORPORATION, a Minnesota corporation (the “Pledgor”) to THE PRIVATEBANK AND TRUST COMPANY, an Illinois bank and trust company, in its capacity as collateral agent for the Senior Lenders (as defined in the Intercreditor Agreement defined below) (the “Collateral Agent”).

RECITALS:

A.                                    The Pledgor, The PrivateBank and Trust Company, in its capacity as Agent thereunder (in such capacity, the “Bank Agent”) and certain other persons are parties to that certain Credit Agreement, dated as of July 13, 2010 (as amended to the date hereof and as it may be further amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”) pursuant to which the Lenders from time to time party thereto (collectively, the “Bank Lenders”) have provided and will continue to provide financial accommodations to the Pledgor and the other Loan Parties (as defined in the Credit Agreement).

B.                                    The Pledgor has entered into that certain Pledge Agreement, dated as of July 13, 2010 (as amended, modified or supplemented from time to time prior to the date hereof, the “Original Pledge Agreement”) in favor of the Bank Agent.

C.                                    The Pledgor, the other Issuers (as defined in the Note Agreement), and the Purchasers named in the Purchaser Schedule attached thereto (the “Purchasers” and, together with the holders of the Senior Secured Notes (as defined below) from time to time, the “Noteholders”) are parties to that certain Note Agreement, dated as of the date hereof (as it may be amended, modified, supplemented, restated or replaced from time to time, the “Note Agreement”) pursuant to which the Purchasers are purchasing the Issuers’ senior secured promissory notes in the aggregate principal amount of $25,000,000 on the date hereof (the “Senior Secured Notes”).

D.                                    Pursuant to that certain Intercreditor and Collateral Agency Agreement, dated as of the date hereof (the “Intercreditor Agreement”), by and between the Collateral Agent, the Bank Agent, the Bank Lenders and the Noteholders, the Collateral Agent shall, among other things, be appointed as collateral agent in respect of the Collateral described herein.

E.                                     The Pledgor owns all of the outstanding equity interests of Wirth Business Credit, Inc., a Minnesota corporation, Winmark Capital Corporation, a Minnesota corporation, and Grow Biz Games, Inc., a Minnesota corporation (the “Pledged Securities”).

F.                                      The Pledgor will benefit from (i) the continued financial accommodations provided by the Bank Lenders to the Loan Parties and (ii) the Issuers’ issuance and sale of the Senior Secured Notes to the Purchasers, and the Pledgor finds it advantageous, desirable and in the Pledgor’s best interests to execute and deliver to the Collateral Agent this Agreement.

G.                                    The Pledgor desires to amend and restate the Original Pledge Agreement on the terms and conditions set forth herein.

AGREEMENTS:

IN CONSIDERATION of the premises and in order to induce (i) the Bank Agent and the Bank Lenders to continue to extend credit accommodations to the Pledgor under the Credit Agreement and (ii) the Purchasers to purchase the Senior Secured Notes, the Pledgor hereby agrees with the Collateral Agent for the ratable benefit of the Senior Lenders as follows:

Section 1.  Defined Terms.

(a)                                 General.  As used in this Agreement, the following terms shall have the meanings indicated:

“Collateral” shall have the meaning given to such term in Section 2.

“Event of Default” shall have the meaning given to such term in Section 11.

“Lien” shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

“Obligations” shall mean “Senior Indebtedness”, as defined in the Intercreditor Agreement.

“Person” shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

“Security Interest” shall have the meaning given to such term in Section 2.

“Senior Lenders” shall mean “Senior Lenders”, as defined in the Intercreditor Agreement.

(b)                                 Terms Defined in Uniform Commercial Code.  All other terms used in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date first above written to the extent such other terms are defined therein.

(c)                                  Singular/Plural, Etc.  Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, references to the singular include the plural and “or” has the inclusive meaning represented by the phrase “and/or.”

The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The words “hereof,” “herein,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  References to Sections are references to Sections in this Agreement unless otherwise provided.

Section 2.  Pledge.  As security for the payment and performance of all of the Obligations, the Pledgor hereby pledges to the Collateral Agent (for the ratable benefit of the Senior Lenders) and grants to the Collateral Agent (for the ratable benefit of the Senior Lenders) a security interest (the “Security Interest”) in the following (the “Collateral”):

(a)                                 The Pledged Securities and the certificates representing the Pledged Securities, and all distributions, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities.

(b)                                 All additional securities of any issuer of the Pledged Securities from time to time acquired by the Pledgor in any manner, and the certificates representing such additional securities, and all distributions, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities.

(c)                                  All notes, debentures or other property constituting collateral for or otherwise securing the payment and/or performance of any such additional securities or equity interests.

(d)                                 All proceeds of any and all of the foregoing (including proceeds that constitute property of types described above).

Section 3.  Delivery of Collateral.  All certificates and instruments representing or evidencing the Pledged Securities have been delivered to the Collateral Agent prior to the execution of this Agreement.  All certificates and instruments representing or evidencing Collateral received by the Pledgor after the execution of this Agreement shall be delivered to the Collateral Agent promptly upon the Pledgor’s receipt thereof.  All such certificates and instruments shall be held by or on behalf of the Collateral Agent (for the ratable benefit of the Senior Lenders) pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.  The Collateral Agent shall have the right at any time, whether before or after an Event of Default, to cause any or all of the Collateral to be transferred of record into the name of the Collateral Agent or its nominee (but subject to the rights of the Pledgor under Section 6) and to exchange certificates and instruments representing or evidencing Collateral for certificates and instruments of smaller or larger denominations.  Notwithstanding any of the foregoing, as to any Collateral consisting of book-entry or uncertificated securities or securities which are held by a third Person, the Pledgor shall deliver to the Collateral Agent evidence satisfactory to the Collateral Agent that such Collateral has been registered in the name of, or as pledged to, the Collateral Agent (for the ratable benefit of the

Senior Lenders).  Such evidence shall include the acknowledgment of the issuer or Person holding such Collateral that such issuer or Person holds such Collateral as agent for the Collateral Agent (for the ratable benefit of the Senior Lenders) and that such Collateral is identified on the books of such issuer or third Person as belonging to or pledged to the Collateral Agent (for the ratable benefit of the Senior Lenders).

Section 4.  Certain Warranties and Covenants.  The Pledgor makes the following warranties and covenants with respect to such Pledgor and his Pledged Securities:

(a)                                 The Pledgor has title to the Pledged Securities and will have title to each other item of Collateral hereafter acquired, free of all Liens except the Security Interest.

(b)                                 The Pledgor has full power and authority to execute this Agreement, to perform the Pledgor’s obligations hereunder and to subject the Collateral to the Security Interest created hereby.

(c)                                  No financing statement covering all or any part of the Collateral is on file in any public office (except for any financing statements filed by the Collateral Agent).

(d)                                 The Pledged Securities have been duly authorized and validly issued by the issuer thereof and are fully paid and nonassessable.  The certificates representing the Pledged Securities are genuine.  The Pledged Securities are not subject to any offset or similar right or claim of the issuer thereof.

(e)                                  The Pledgor’s company charter number is 5Z-841.

Section 5.  Further Assurances.  The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Collateral Agent may reasonably request, in order to perfect and protect the Security Interest or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Pledgor execute and deliver such instruments or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion).  Without in any way limiting the generality of the foregoing, the Pledgor hereby authorizes the Collateral Agent to file from time to time such financing statements against the Collateral as the Collateral Agent deems necessary or useful to perfect the Security Interest.

Section 6.  Voting Rights; Dividends; Etc.

(a)                                 Subject to Section 6(d), the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Securities or any other securities that become part of the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or the Note Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if such action could reasonably be expected to have a material adverse effect on the value of the Collateral or any material part thereof.

(b)                                 Subject to Section 6(e), the Pledgor shall be entitled to receive, retain, and use in any manner not prohibited by the Credit Agreement or the Note Agreement any and all distributions or dividends paid in respect of the Collateral; provided, however, that any and all

(i)                                     distributions or dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

(ii)                                  dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(iii)                               cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Collateral (for the ratable benefit of the Senior Lenders) and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent (for the ratable benefit of the Senior Lenders), be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Collateral Agent as Collateral (for the ratable benefit of the Senior Lenders) in the same form as so received (with any necessary endorsement or assignment).  The Pledgor shall, upon request by the Collateral Agent, promptly execute all such documents and do all such acts as may be necessary or desirable to give effect to the provisions of this Section 6(b).

(c)                                  The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that the Pledgor is entitled to exercise pursuant to Section 6(a) and to receive the dividends that the Pledgor is authorized to receive and retain pursuant to Section 6(b).

(d)                                 Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right in its sole discretion, and the Pledgor shall execute and deliver all such proxies and other instruments as may be necessary or appropriate to give effect to such right, to terminate all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights that the Pledgor would otherwise be entitled to exercise pursuant to Section 6(a), and all such rights shall thereupon become vested in the Collateral Agent (for the ratable benefit of the Senior Lenders) who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; provided, however, that the Collateral Agent shall not be deemed to possess or have control over any voting rights with respect to any Collateral unless and until the Collateral Agent has given written notice to the Pledgor that any further exercise of such voting rights by the Pledgor is prohibited and that the Collateral Agent and/or its assigns will henceforth exercise such voting rights; and provided, further, that neither the registration of any item of Collateral in the Collateral Agent’s name nor the exercise of any voting rights with respect thereto shall be deemed to constitute a retention by the Collateral Agent of any such Collateral in satisfaction of the Obligations or any part thereof.

(e)                                  Upon the occurrence and during the continuance of any Event of Default:

(i)                                     all rights of the Pledgor to receive the distributions and dividends that the Pledgor would otherwise be authorized to receive and retain pursuant to Section 6(b) shall cease, and all such rights shall thereupon become vested in the Collateral Agent (for the ratable benefit of the Senior Lenders) who shall thereupon have the sole right to receive and hold such distributions and dividends as Collateral, and

(ii)                                  all payments of distributions and dividends that are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(e) shall be received in trust for the benefit of the Collateral Agent (for the ratable benefit of the Senior Lenders), shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent as Collateral (for the ratable benefit of the Senior Lenders) in the same form as so received (with any necessary endorsement).

Section 7.  Transfers and Other Liens; Additional Securities.

(a)                                 The Pledgor agrees that the Pledgor will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral.

(b)                                 The Pledgor agrees that the Pledgor will (i) cause each issuer of the Pledged Securities that it controls not to issue any stock or other securities in addition to or in substitution for the Pledged Securities to any Person other than the Pledgor hereunder, and (ii) pledge hereunder, immediately upon the Pledgor’s acquisition (directly or indirectly) thereof, any and all additional securities of each issuer of the Pledged Securities.

Section 8.  Collateral Agent Appointed Attorney-in-Fact.  The Pledgor hereby appoints the Collateral Agent the Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may reasonably believe necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 6), in a manner consistent with the terms hereof, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

Section 9.  Collateral Agent May Perform.  If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 14.

Section 10.  The Collateral Agent’s Duties.  The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Collateral Agent shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Collateral Agent accords its own property of like kind.  Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Collateral Agent shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral.  The Collateral Agent will take action in the nature of exchanges, conversions, redemption, tenders and the like requested in writing by the Pledgor with respect to any of the Collateral in the Collateral Agent’s possession if the Collateral Agent in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

Section 11.  Event of Default.  The occurrence of (i) any Event of Default, as defined in the Credit Agreement, or (ii) any Event of Default, as defined in the Note Agreement, shall constitute an Event of Default hereunder.

Section 12.  Remedies upon Default.  If any Event of Default shall have occurred and be continuing:

(a)                                 The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code of the State of Minnesota (the “Uniform Commercial Code”) in effect at that time (whether or not the Uniform Commercial Code then applies to the affected Collateral), and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may reasonably believe are commercially reasonable.  The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  The Pledgor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Collateral Agent of its remedies hereunder, absent this waiver.

(b)                                 The Collateral Agent may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Collateral Agent (for the ratable benefit of the Senior Lenders) and that the same should be performed as requested by, or paid directly to, the Collateral Agent, as the case may be.  The Pledgor shall join in giving such notice, if the Collateral Agent so requests.  The Collateral Agent may, in the Collateral Agent’s name or in the Pledgor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.

(c)                                  Any cash held by the Collateral Agent as Collateral (for the ratable benefit of the Senior Lenders) and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as Collateral (for the ratable benefit of the Senior Lenders) for, or then or at any time thereafter be applied in whole or in part by the Collateral Agent against, all or any part of the Obligations (including any expenses of the Collateral Agent payable pursuant to Section 14).

Section 13.  Waiver of Certain Claims.  The Pledgor acknowledges that because of present or future circumstances, a question may arise under the Securities Act of 1933, as from time to time amended (the “Securities Act”), with respect to any disposition of the Collateral permitted hereunder.  The Pledgor understands that compliance with the Securities Act may very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any portion of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral or any portion thereof may dispose of the same.  There may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or any portion of the Collateral under the applicable Blue Sky or other securities laws or similar laws analogous in purpose or effect.  The Collateral Agent may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Collateral for their own account for investment only and not to engage in a distribution or resale thereof.  The Pledgor agrees that the Collateral Agent shall not incur any liability, and any liability of the Pledgor for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale in a manner that the Collateral Agent reasonably believes is commercially reasonable (within the meaning of the Uniform Commercial Code).  The Pledgor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which the Collateral may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent shall accept the first offer received and does not offer any portion of the Collateral to more than one possible purchaser.  The Pledgor further agrees that the Collateral Agent has no obligation to delay sale of any Collateral for the period of time necessary to permit the issuer of such Collateral to qualify or register such Collateral for public sale under the Securities Act, applicable Blue Sky laws and other applicable state and federal securities laws, even if the issuer would agree to do so.  Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Collateral Agent were to place all or any portion of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any portion of the Collateral for its own account, or if the Collateral Agent placed all or any portion of the Collateral privately with a purchaser or purchasers.

Section 14.  Costs and Expenses; Indemnity.  The Pledgor will pay or reimburse the Collateral Agent on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Collateral Agent in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest.  The Pledgor shall indemnify and hold the Collateral Agent harmless from and against any and all claims, losses and liabilities (including reasonable attorneys’ fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or the Collateral Agent’s actions pursuant hereto, except claims, losses or liabilities resulting from the Collateral Agent’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.  Any liability of the Pledgor to indemnify and hold the Collateral Agent harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest.  The obligations of the Pledgor under this Section shall survive any termination of this Agreement.

Section 15.  Waivers and Amendments; Remedies.  This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Collateral Agent pursuant to Section 2(e) of the Intercreditor Agreement.  A waiver so signed shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Collateral Agent.  All rights and remedies of the Collateral Agent shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Collateral Agent’s option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

Section 16.  Notices.  All notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on the signature page hereto or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose.  Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days (as defined in the Credit Agreement as in effect on the date hereof) after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.

Section 17.  Pledgor Acknowledgments.  The Pledgor hereby acknowledges that (a) the Pledgor has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Collateral Agent has no fiduciary relationship to the Pledgor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Pledgor and the Collateral Agent.

Section 18.  Continuing Security Interest; Assignments under Note.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full in cash of the Obligations and the expiration of the obligation, if any, of the Bank Agent and the Bank Lenders to extend credit accommodations to the Pledgor, (b) be binding upon the Pledgor, and Pledgor’s successors and assigns, and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of, and be enforceable by, the Collateral Agent and its legal representatives, successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), the Collateral Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Intercreditor Agreement to any other Person to the extent and in the manner provided in the Intercreditor Agreement, and may similarly transfer all or any portion of its rights under this Agreement to such Persons.

Section 19.  Termination of Security Interest.  Upon indefeasible payment in full in cash of the Obligations and the expiration of any obligation of any Senior Lender to extend credit accommodations to the Pledgor, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor.  Upon any such termination, the Collateral Agent will return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.  Any reversion or return of the Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Pledgor and shall be without warranty by, or recourse on, the Collateral Agent or any Senior Lender.  As used in this Section, “Pledgor” includes any assigns of Pledgor, any Person holding a subordinate security interest in any part of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

Section 20.  Governing Law and Construction.  THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA.  Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

Section 21.  Consent to Jurisdiction; Waiver of Jury Trial.  AT THE OPTION OF THE COLLATERAL AGENT, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE PLEDGOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT THE PLEDGOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE COLLATERAL AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.  EACH OF THE PLEDGOR AND THE COLLATERAL AGENT IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 22.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Section 23.  General.  All representations and warranties contained in this Agreement or in any other agreement between the Pledgor and the Collateral Agent shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.  The Pledgor waives notice of the acceptance of this Agreement by the Collateral Agent.  Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

Section 24.  Assignment of Security Interest.  Pursuant to the terms of the Intercreditor Agreement, the Bank Agent hereby assigns all rights under, and its security interest granted to it by, the Original Pledge Agreement to the Collateral Agent, in accordance with the terms of this Agreement.  Pledgor hereby acknowledges and agrees to such assignment.

Section 25.  Amendment and Restatement.  This Agreement amends and restates all of the terms and conditions of the Original Pledge Agreement and nothing contained herein shall be construed as a novation thereof.

(The signature page follows.)

Each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR:

WINMARK CORPORATION

By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes
Title:	President

Address for Pledgor:
605 Highway 169 North
Suite 400
Minneapolis, MN 55441
Attention: Chief Financial Officer

[Signature Page to Amended and Restated Pledge Agreement]

BANK AGENT:

THE PRIVATEBANK AND TRUST COMPANY

	By:	/s/ Adam F. Oliver
	Name:	Adam F. Oliver
	Title:	Officer

Address for Bank Agent:
The PrivateBank and Trust Company
50 South Sixth Street, Suite 1400
Minneapolis, MN 55402
Attn: Managing Director
Facsimile: 612-333-1391

Address for Collateral Agent:
The PrivateBank and Trust Company
50 South Sixth Street, Suite 1400
Minneapolis, MN 55402
Attn: Managing Director
Facsimile: 612-333-1391

[Signature Page to Amended and Restated Pledge Agreement]